UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 3, 2023

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
 (808) 543-5662

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Explanatory Note:
This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct the properly approved Current Report on Form 8-K (the “Original Report”) filed by HEI on January 3, 2023, which inadvertently omitted a conformed signature on the signature page. The sole purpose of this Amendment is to add a conformed signature on the signature page. No other changes have been made to the Original Report.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 3, 2023, Hawaiian Electric Industries, Inc. (HEI or the Company) announced that Paul K. Ito, the Company’s current Vice President-Taxes, Controller and Treasurer and Interim Chief Financial Officer, has been appointed as the Company’s Executive Vice President and Chief Financial Officer (CFO), effective January 1, 2023. Mr. Ito originally joined HEI in February 2018 as VP-Taxes and Controller, and subsequently added the role of Assistant Treasurer, followed by Treasurer and, since July 2022, Interim Chief Financial Officer. Before joining HEI, Mr. Ito served as Chief Financial Officer and Treasurer at Alexander & Baldwin, Inc. (A&B) (ALEX (NYSE)).
As compensation for serving as CFO, Mr. Ito will receive a base salary of $475,000 and, as a current officer of the Company, will continue to participate in HEI’s annual Executive Incentive Compensation Plan, Long-Term Incentive Plan and annual equity compensation program through the Company’s 2010 Equity and Incentive Plan. Mr. Ito will also receive a supplemental Restricted Stock Unit grant in an amount equal to $237,500. In addition, HEI will enter into a new change-in-control agreement with Mr. Ito that is substantially similar to the change-in-control agreements HEI has entered into with certain of its executive officers, with a two-times multiple to be used in determining his benefits thereunder. Mr. Ito also will be eligible to receive other benefits generally provided to HEI executive officers.
There are no arrangements or understandings between Mr. Ito and any other person pursuant to which he was selected as an officer, no family relationships between Mr. Ito and any other executive officer or director, and no related person transactions within the meaning of Item 404(a) of Regulation S-K between Mr. Ito and HEI.
A copy of the press release announcing the HEI management change is attached hereto as Exhibit 99.

Item 7.01 Regulation FD Disclosure.

On January 3, 2023, HEI issued a news release, “HEI appoints Paul Ito as Chief Financial Officer.” This news release is furnished as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99	News release, dated January 3, 2023, “HEI appoints Paul Ito as Chief Financial Officer.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information furnished in connection with Item 7.01 of this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ Kurt K. Murao
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary

Date: January 6, 2023

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